Summary Of Business And Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2014
Summary Of Business And Significant Accounting Policies Tables
Earnings (loss) per share

The holders of Series C preferred stock do not share in the earnings of Cybergy. The following outstanding securities were excluded from the calculation of earnings (loss) per share as the effect of the assumed exercise or conversion would be anti-dilutive:

	2014	2013
Warrants	7,063,775	17,594,794
Convertible debentures	80,313,600	-
Series C preferred stock	523,784,355	-
Total	611,161,730	17,594,794